UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 27, 2026

CSW INDUSTRIALS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5420 Lyndon B. Johnson Freeway, Suite 500
Dallas, Texas 75240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSW	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 27, 2026, CSW Industrials, Inc., a Delaware corporation (the "Company") held its 2026 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the number of shares present was 14,895,264, representing 91.40% of the 16,296,266 shares issued and outstanding that were entitled to vote on July 8, 2026, the record date for the Meeting.

Three items of business were submitted to shareholders at the Meeting. The voting results for each proposal are set forth below. Percentages shown are calculated in accordance with the methodology for counting votes for each proposal as described in the proxy statement related to the Meeting.

1.Election of Directors. The director nominees listed below were duly elected at the Meeting for a one-year term expiring in 2027 pursuant to the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph B. Armes	13,901,276 (98.73%)	179,043 (1.27%)	814,945
Darron K. Ash	14,046,281 (99.76%)	34,038 (0.24%)	814,945
Michael R. Gambrell	13,340,155 (94.74%)	740,164 (5.26%)	814,945
Bobby Griffin	13,361,716 (96.81%)	448,603 (3.19%)	814,945
Terry L. Johnston	13,717,350 (97.42%)	362,969 (2.58%)	814,945
Linda A. Livingstone	13,599,845 (96.59%)	480,474 (3.41%)	814,945
Anne B. Motsenbocker	14,051,769 (99.80%)	28,550 (0.20%)	814,945

2.Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers received the following votes:

Votes FOR:	13,611,391 (96.76%)
Votes AGAINST:	454,538 (3.23%)
Votes ABSTAINED:	14,390
Broker Non-Votes:	814,945

3.Ratification of Independent Registered Public Accounting Firm. Grant Thornton LLP was ratified to serve as the Company’s independent registered public accounting firm for fiscal 2027 pursuant to the following votes:

Votes FOR:	14,811,160 (99.45%)
Votes AGAINST:	81,396 (0.54%)
Votes ABSTAINED:	2,708
Broker Non-Votes:	0

No other matters were voted on at the Meeting.

Item 8.01 Other Events.

As previously disclosed by the Company, J. Kent Sweezey retired from the Company's Board of Directors (the "Board") at the conclusion of the Meeting, having reached the mandatory retirement age for Board members under the Company's Corporate Governance Guidelines. In connection with Mr. Sweezey's retirement, on August 27, 2026, the Board appointed Darron K. Ash to serve as Chair of the Compensation and Talent Development Committee of the Board, succeeding Mr. Sweezey.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 31, 2026

By:	/s/ Luke E. Alverson

Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary